Interests in associates	6 Months Ended
Jun. 30, 2025
Interests in associates
Interests in associates

22. Interests in associates

On April 2, 2024, the Group received an equity interest of 20% in Neurosterix US Holdings LLC domiciliated in the US and parent company of Neurosterix Pharma Sàrl as part of Neurosterix transaction (note 21). Neurosterix Group primarily operates in Switzerland and uses Swiss franc as functional currency and US Dollars as presentation currency. The carrying amount of the equity-accounted investment in Neurosterix Group has changed as follow :

	For the three months		For the six months
	ended June 30,		ended June 30,
	2025	2024	2025	2024
Beginning of the period	6,239,691	—	7,087,142	—
Fair value of Neurosterix US Holdings LLC equity interest on April 2, 2024	—	9,428,400	—	9,428,400
Share of the net loss for the period of Neurosterix’s Group	(1,231,845)	(530,749)	(2,079,296)	(530,749)
End of period	5,007,846	8,897,651	5,007,846	8,897,651

The 20% equity interest in Neurosterix US Holdings LLC received by the Group on April 2, 2024 was initially valued at CHF 9.43 million using a financial valuation of the Neurosterix Group. From April 2, 2024 to June 30, 2025, the share of net loss of Neurosterix Group amounted to CHF 4.3 million in accordance with IAS 28. The loss recognized for the period primarily reflects expenditures related to research and development and general and administrative activities, which are incurred in the ordinary course of Neurosterix operations. As of June 30, 2025, the equity-accounted investment is not impaired.